UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23251

Invesco High Income 2024 Target Term Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:      2/28

Date of reporting period:      11/30/18

Item 1. Schedule of Investments.

Invesco High Income 2024 Target Term Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	CE-HIN2024TT-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Principal Amount	Value
Collateralized Mortgage Obligations-114.35%(a)

BBCMS Mortgage Trust, Series 2017- GLKS, Class F, Floating Rate Pass Through Ctfs.,6.01% (1 mo. USD LIBOR + 3.70%), 11/15/2019(b)(c)	$875,000	$875,987

CD Mortgage Trust, Series 2017-CD3, Class D, Pass Through Ctfs., 3.25%, 01/10/2027(b)(e)	2,000,000	1,620,105

Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class D, Variable Rate Pass Through Ctfs., 5.23%, 02/10/2024(b)(c)	500,000	500,312
Series 2014-GC19, Class XA, IO, Variable Rate Pass Through Ctfs., 1.31%, 01/10/2024(c)(e)	46,300,510	2,154,715
Series 2014-GC23, Class D, Variable Rate Pass Through Ctfs., 4.65%, 07/10/2024(b)(c)(e)	3,000,000	2,665,112

Commercial Mortgage Trust, Series 2013-CR13, Class D, Variable Rate Pass Through Ctfs., 4.89%, 12/10/2023(b)(c)	3,250,000	2,945,741
Series 2014-CR19, Class C, Variable Rate Pass Through Ctfs., 4.87%, 08/10/2024(c)	3,000,000	3,016,071
Series 2014-CR19, Class D, Variable Rate Pass Through Ctfs., 4.87%, 08/10/2024(b)(c)	4,000,000	3,602,460
Series 2014-LC15, Class XA, IO, Variable Rate Pass Through Ctfs., 1.42%, 12/10/2023(c)(e)	55,165,500	2,169,648
Series 2014-UBS4, Class C, Variable Rate Pass Through Ctfs., 4.78%, 07/10/2024(c)	3,000,000	2,956,700
Series 2014-UBS4, Class XD, IO, Variable Rate Pass Through Ctfs., 1.09%, 06/10/2024(b)(c)	24,077,798	1,053,647
Series 2014-UBS5, Class D, Pass Through Ctfs., 3.50%, 09/10/2024(b)(e)	4,500,000	3,771,004
Series 2014-UBS6, Class D, Variable Rate Pass Through Ctfs., 4.11%, 12/10/2024(b)(c)(e)	5,000,000	4,205,290

CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class E, Variable Rate Pass Through Ctfs., 3.35%, 11/15/2027(b)(c)	4,000,000	2,490,522

DBJPM Mortgage Trust, Series 2017- C6, Class D, Variable Rate Pass Through Ctfs., 3.38%, 06/10/2027(b)(c)	3,500,000	2,829,020

Freddie Mac Multifamily Structured Trust, Series 2017-K041, Class X1, IO, Variable Rate Pass Through Ctfs.,0.55%, 07/25/2024(c)(e)	97,088,199	2,677,731

	Principal Amount	Value

FREMF Mortgage Trust, Series 2015-K46, Class B, Variable Rate Pass Through Ctfs., 3.69%, 03/25/2025(b)(c)	$3,000,000	$2,922,888
Series 2016-K57, Class C, Variable Rate Pass Through Ctfs., 3.92%, 08/25/2026(b)(c)(d)	3,000,000	2,857,581
Series 2017-K62, Class B, Variable Rate Pass Through Ctfs., 3.87%, 01/25/2027(b)(c)	1,000,000	973,072
Series 2017-K71, Class C, Variable Rate Pass Through Ctfs., 3.75%, 11/25/2027(b)(c)	3,000,000	2,777,410
Series 2017-KF41, Class B, Floating Rate Pass Through Ctfs.,4.76% (1 mo. USD LIBOR + 2.50%), 11/25/2024(b)(c)	2,078,364	2,105,777

Hilton USA Trust, Series 2016-SFP, Class F, Pass Through Ctfs., 6.16%, 11/05/2023(b)	3,000,000	3,022,554

Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class E, Floating Rate Pass Through Ctfs.,4.66% (1 mo. USD LIBOR + 2.35%), 08/15/2020(b)(c)(e)	3,000,000	2,998,011

JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.22%, 06/15/2023(c)	500,000	457,038
Series 2014-C22, Class D, Variable Rate Pass Through Ctfs., 4.71%, 08/15/2024(b)(c)(e)	3,500,000	2,975,083
Series 2014-C23, Class D, Variable Rate Pass Through Ctfs., 4.13%, 09/15/2024(b)(c)(e)	3,500,000	3,111,902
Series 2014-C26, Class D, Variable Rate Pass Through Ctfs., 4.07%, 12/15/2024(b)(c)(e)	4,954,000	4,377,341

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class D, Pass Through Ctfs., 3.25%, 12/15/2024(b)(e)	4,000,000	3,438,700
Series 2015-C22, Class D, Variable Rate Pass Through Ctfs., 4.38%, 04/15/2025(b)(c)	4,379,676	3,818,618
Series 2015-C24, Class D, Pass Through Ctfs., 3.26%, 07/15/2025(b)	1,300,000	1,110,329

Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, Pass Through Ctfs., 3.00%, 02/15/2026(b)	3,532,000	2,972,711

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Income 2024 Target Term Fund

	Principal Amount	Value

Motel 6 Mortgage Trust, Series 2017-MTL6, Class F, Floating Rate Pass Through Ctfs., 6.56% (1 mo. USD LIBOR + 4.25%), 08/15/2019(b)(c)	$2,881,235	$2,900,947

Stonemont Portfolio Trust, Series 2017-MONT, Class F, Floating Rate Pass Through Ctfs., 5.88% (1 mo. USD LIBOR + 3.60%), 08/20/2019(b)(c)	3,429,592	3,440,899

Tricon American Homes Mortgage Trust, Series 2017-SFR2, Class E, Pass Through Ctfs., 4.22%, 01/17/2024(b)	3,000,000	2,948,378

Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, Variable Rate Pass Through Ctfs., 3.96%, 12/15/2024(b)(c)(e)	3,500,000	3,087,856
Series 2015-NXS2, Class D, Variable Rate Pass Through Ctfs., 4.39%, 07/15/2025(c)	1,000,000	930,087

WFRBS Commercial Mortgage Trust, Series 2014-C22, Class D, Variable Rate Pass Through Ctfs., 4.05%, 09/15/2024(b)(c)(e)	3,500,000	2,800,171
Series 2014-LC14, Class D, Variable Rate Pass Through Ctfs., 4.59%, 02/15/2024(b)(c)	3,500,000	3,175,182
Total Collateralized Mortgage Obligations (Cost $99,873,535)		98,736,600

	Shares

Preferred Stocks-11.01%

Mortgage REITs-11.01%

AGNC Investment Corp., Series C, 7.00% Pfd.	91,860	2,355,290

Capstead Mortgage Corp., Series E, 7.50% Pfd.	94,301	2,348,095

PennyMac Mortgage Investment Trust, Series B, 8.00% Pfd.	97,000	2,375,530

	Shares	Value
Mortgage REITs-(continued)

Two Harbors Investment Corp., Series B, 7.63% Pfd.	98,000	$2,433,340
Total Preferred Stocks (Cost $9,729,525)		9,512,255

	Principal Amount

Bonds & Notes-3.48%

Mortgage REITs-3.48%

Granite Point Mortgage Trust Inc., Sr. Unsec. Conv. Notes, 5.63%, 12/01/2022 (Cost $2,995,737)(b)	$3,000,000	3,005,769

U.S. Treasury Securities-0.35%

U.S. Treasury Bills-0.35%
2.18%, 01/24/2019 (Cost $299,045)(f)(g)	300,000	299,045

	Shares

Money Market Funds-3.43%

Invesco Government & Agency Portfolio-Institutional Class, 2.12%(h)	1,036,069	1,036,069

Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(h)	739,660	739,808
Invesco Treasury Portfolio-Institutional Class, 2.12%(h)	1,184,079	1,184,079
Total Money Market Funds (Cost $2,959,827)		2,959,956
TOTAL INVESTMENTS IN SECURITIES-132.62% (Cost $115,857,669)		114,513,625

REVERSE REPURCHASE AGREEMENTS-(33.59)%		(29,000,000)
OTHER ASSETS LESS LIABILITIES-0.97%		833,562
NET ASSETS APPLICABLE TO COMMON SHARES-100.00%		$86,347,187

Investment Abbreviations:

Conv.	- Convertible
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
REIT	- Real Estate Investment Trust
Sr.	- Senior
Unsec.	- Unsecured
USD	- U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Income 2024 Target Term Fund

Notes to Schedule of Investments:

(a)	Maturity date reflects the anticipated repayment date.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $87,380,379, which represented 101.20% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.
(d)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on November 30, 2018.

(e)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1E.

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount
Wells Fargo Bank, N.A.	$29,000,000	$(29,000,000)	$–

* Amount does not include excess collateral pledged.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1F.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency		Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 mo. USD LIBOR	Quarterly	(2.82)%	Quarterly		11/29/2024	USD	12,600,000	$–	$116,201	$116,201
Pay	3 mo. USD LIBOR	Quarterly	(2.83)	Quarterly		11/29/2024	USD	3,000,000	–	27,667	27,667
Total Centrally Cleared Interest Rate Swap Agreements - Interest Rate Risk									$–	$143,868	$143,868

Open Over-The-Counter Credit Default Swap Agreements - Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(i)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
JPMorgan Chase Bank NA	Markit CMBX North America BBB - Index Series 8, Version 1	Sell	3.00%	Monthly	10/17/2057	4.77%		$8,400,000	$(1,136,509)	$(709,080)	$427,429

(i)

Implied credit spreads represent the current level, as of November 30, 2018, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD –U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Income 2024 Target Term Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

                                 Invesco High Income 2024 Target Term Fund

B.	Securities Transactions and Investment Income – (continued)

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Commercial Mortgate-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (the “CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation)of investment securities, respectively.

E.

Reverse Repurchase Agreements - The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are shown in the Statement of Operations as Interest, facilities and maintenance fees.

F.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible

                                 Invesco High Income 2024 Target Term Fund

F.	Swap Agreements – (continued)

bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of November 30, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

G.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

H.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

I.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

                                 Invesco High Income 2024 Target Term Fund

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Collateralized Mortgage Obligations	$–	$98,736,600	$–	$98,736,600
Preferred Stocks	9,512,255	-	–	9,512,255
Bonds & Notes	–	3,005,769	–	3,005,769
U.S. Treasury Securities	–	299,045	–	299,045
Money Market Funds	2,959,956	–	–	2,959,956
Total Investments in Securities	12,472,211	102,041,414	–	114,513,625
Other Investments - Assets*
Swap Agreements	–	571,297	–	571,297
Total Investments	$12,472,211	$102,612,711	$–	$115,084,922

*	Unrealized appreciation.

NOTE 3–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2018:

	Value
Derivative Assets	Credit Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements – Centrally Cleared	$-	$143,868	$143,868
Unrealized appreciation on swap agreements – OTC	427,429	-	427,429
Total Derivative Assets	427,429	143,868	571,297
Derivatives not subject to master netting agreements	-	(143,868)	(143,868)
Total Derivative Assets subject to master netting agreements	$427,429	$-	$427,429

Effect of Derivative Investments for the nine months ended November 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total
Realized Gain (Loss): Swap agreements	$139,713	$ 75,675	$215,388
Change in Net Unrealized Appreciation (Depreciation): Swap agreements	431,005	170,195	601,200
Total	$570,718	$245,870	$816,588

                                 Invesco High Income 2024 Target Term Fund

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$24,000,000

                                 Invesco High Income 2024 Target Term Fund

Item 2. Controls and Procedures.

(a)

As of January 25, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of January 25, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco High Income 2024 Target Term Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2019

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.